Exhibit 23.2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of Contract Carpet Systems, Inc. as of December 31, 2018 and 2017, and for each of the two years in the period ended December 31, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of Carpet Services of Tampa, Inc. dba ReSource Flooring & Maintenance, as of December 30, 2018 and December 31, 2017, and for each of the two years in the period ended December 30, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of D.S. Baxley, Inc. dba DSB+ as of December 31, 2018 and 2017, and for each of the two years in the period ended December 31, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of F5 Finishes, Inc. as of December 31, 2018 and 2017, and for each of the two years in the period ended December 31, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of J.D. Shehadi, L.L.C. as of December 31, 2018 and 2017, and for each of the two years in the period ended December 31, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of Premier Maintenance Group, Inc. as of December 31, 2018 and 2017, and for each of the two years in the period ended December 31, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of F5 Finishes, Inc. on Form S-1 Amendment No. 1 File No. 333-234571 of our report dated September 27, 2019, with respect to our audits of the financial statements of Universal Metro, Inc. as of December 31, 2018 and 2017, and for each of the two years in the period ended December 31, 2018, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus, which is part of this Registration Statement.

/s/ Marcum LLP

Marcum LLP

New York, NY November 26, 2019